                                                                  EXECUTION COPY

                           PROJECT ACCOUNT AGREEMENT
                                  (OFFSHORE).

                            DATED FEBRUARY 25, 2000

                                     AMONG

                                CITIBANK, N.A.,
                              AS THE ACCOUNT BANK.

                         N M ROTHSCHILD & SONS LIMITED.
                                 AS THE AGENT.

                                      AND

                       SOCIETE DES MINES DE MORILA S.A.,
                                AS THE BORROWER.

                              OPERATING ACCOUNT AND
                          DEBT SERVICE RESERVE ACCOUNT

                                      MAYER
                                      BROWN
                                     & PLATT

                               BUCKLERSBURY HOUSE
                             3 QUEEN VICTORIA STREET
                                 LONDON EC4N 8EL

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SECTION 1.  DEFINED TERMS ..................................................  1
SECTION 2.  INTERPRETATION .................................................  2
SECTION 3.  APPOINTMENT AND ACCEPTANCE .....................................  2
SECTION 4.  INSTRUCTIONS AS TO PAYMENTS INTO PROJECT ACCOUNTS ..............  3
SECTION 5.  PAYMENTS FROM PROJECT ACCOUNTS: CASH EQUIVALENT INVESTMENTS ....  4
SECTION 6.  APPLICATION OF ACCOUNT BALANCES AND CASH
            EQUIVALENT INVESTMENTS .........................................  5
SECTION 7.  AUTHORISATION OF ACCOUNT BANK ..................................  6
SECTION 8.  ROLE OF ACCOUNT BANK ...........................................  6
SECTION 9.  ACCOUNT BANK'S ACKNOWLEDGEMENTS AGREEMENTS AND REPRESENTATIONS
            AS TO CASH EQUIVALENT INVESTMENTS ..............................  7
SECTION 10. STANDARD OF CARE: INDEMNIFICATION ..............................  8
SECTION 11. INFORMATION ....................................................  9
SECTION 12. LIMITED SET-OFF ................................................  9
SECTION 13. FEES AND EXPENSES ..............................................  9
SECTION 14. NO WAIVER ...................................................... 10
SECTION 15. LIENS .......................................................... 10
SECTION 16. REMOVAL AND RESIGNATION OF THE ACCOUNT BANK: CLOSURE OF PROJECT
            ACCOUNTS ....................................................... 10
SECTION 17. SUCCESSORS AND ASSIGNS ......................................... 12
SECTION 18. INSTRUCTIONS: FUND TRANSFERS: AUTHORISED SIGNATURES ............ 12
SECTION 19. NOTICES ........................................................ 14
SECTION 20. WAIVERS, AMENDMENTS, ETC ....................................... 14
SECTION 21. COUNTERPARTS ................................................... 14
SECTION 22. GOVERNING LAW: JURISDICTION: WAIVER OF IMMUNITY ................ 14
SECTION 23. ADDITIONAL DOCUMENTATION ....................................... 15
SECTION 24. FURTHER ASSURANCES ............................................. 16
SECTION 25. POWER OF ATTORNEY .............................................. 16

                      PROJECT ACCOUNT AGREEMENT (OFFSHORE)

        THIS PROJECT ACCOUNT AGREEMENT, dated February 25, 2000 (as the same may be amended, modified or supplemented from time to time, this "Agreement"), is made among SOCIETE DES MINES DE MORILA S.A., a company (societe anonyme) organized and existing under the laws of the Republic of Mali (the "Borrower"). CITIBANK, N.A., a bank organised and existing under the laws of Delaware (the "Account Bank") and N M ROTHSCHILD & SONS LIMITED, a bank organised and existing under the laws of England ("Rothschild") in its capacity as the Agent for the Lender Parties (in such capacity, the "Agent").

                               W I T N E S S E S:

        A. WHEREAS, pursuant to a Loan Agreement, dated December 21, 1999, (as amended, modified or supplemented from time to time, the "Loan
Agreement"), among (1) the Borrower, (2) Randgold Resources Limited, Randgold & Exploration Company Limited and Randgold Resources (Morila) Limited, as the Completion Guarantors. (3) various banks and financial institutions, as the Lenders and the Co-Arrangers. (4) Rothschild and Standard Bank London Limited, as the Arrangers, and (5) Rothschild, as the Agent for the Lenders, the Lenders have agreed to extend Commitments to make Loans to the Borrower:

        B. WHEREAS, as contemplated by the Loan Agreement, each of the Borrower and the Lender Parties wishes the Account Bank to act in the capacity of Account Bank pursuant to the terms of this Agreement and the Account Bank is willing to act in such capacity:

        C. WHEREAS, this Agreement is the Project Account Agreement (Offshore) referred to in the Loan Agreement, and it is a condition precedent to the obligation of the Lenders to make the initial Loans that the Borrower and the Account Bank execute and deliver this Agreement

        NOW THEREFORE for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Borrower and the Account Bank, the parties undertake and agree with the Agent, as follows:

        SECTION 1.   DEFINED TERMS.

        Capitalised terms used but not defined in this Agreement (including the preamble and recitals hereto) have the same meanings as in the Loan Agreement. The following capitalised terms when used in this Agreement (including its preamble and recitals) have the following meanings:

        "Account Balance" is defined in clause (b) of Section 4.

        "Account Bank" is defined in the preamble.

        "Agent" is defined in the preamble.

        "Agreement" is defined in the preamble.

        "Authorised Officer" is defined in clause (a) of Section 18.

        "Borrower" is defined in the preamble.

        "Default Notice" means a notice of an Authorised Officer of the Agent to the effect that a Default under the Loan Agreement has occurred substantially in the form of Exhibit A attached hereto.

        "Enforcement Notice" means a notice of an Authorised Officer of the Agent to the effect that an Event of Default has occurred substantially in the form of Exhibit B attached hereto.

        "Fee Schedule" is defined in clause (a) of Section 13.

        "Instructions" is defined in clauses (a) and (b) of Section 18.

        "Loan Agreement" is defined in recital A.

        "Project Accounts" means, collectively, the Operating Account and the Debt Service Reserve Account.

        "Related Property" is defined in clause (b)(ii) of Section 9.

        "Rothschild" is defined in the preamble.

        "Transfer Instructions" is defined in clause (f) of Section 18.

        SECTION 2.   INTERPRETATION.

        This Agreement is a Loan Document and shall be interpreted and construed in accordance with Sections 1.2 to 1.5 of the Loan Agreement thereof, which provisions are hereby incorporated in this Agreement.

        SECTION 3.   APPOINTMENT AND ACCEPTANCE.

             (a) Pursuant to Article 4 of the Loan Agreement, each of the Borrower and the Agent hereby requests, and the Account Bank hereby agrees to open and maintain accounts in the name of the Borrower as set out below, each such account being a Project Account and to hold therein, subject to the terms and conditions of this Agreement (and, without limitation of the foregoing, subject to the liens in favour of the Agent granted in respect of the Project Accounts pursuant to the Borrower Security Agreement (Offshore Assets) and subject also to clause
        (b) of this Section 3), all such property described in Section 4 as shall be received by the Account Bank for each such Project Account.

             (b) The parties hereto agree that the Project Accounts shall be cash accounts only, in accordance with the Global Accounts Mandate dated 9 September, 1999 between Citibank, N.A. and Societe des Mines de
        Morila S.A., until such time as the parties hereto agree that the Account Bank should hold Cash Equivalent Investments in accordance with the terms of this Agreement.

        1.   Operating Account: Account No: 411 849 005 USD CALL

             Branch:               Global Corporate Banking, Jersey
                                   38 Esplanade
                                   St. Helier
                                   Jersey
                                   Channel Islands
                                   JE4 8QB

             Currency:             United States Dollars

        2.   Debt Service Reserve Account: Account No: 411 850 001 USD CALL

             Branch:               Global Corporate Banking, Jersey
                                   38 Esplanade
                                   St. Helier
                                   Jersey
                                   Channel Islands
                                   JE4 8QB
             Currency              United States Dollars

        SECTION 4.   INSTRUCTIONS AS TO PAYMENTS INTO PROJECT ACCOUNTS.

             (1)     TYPE OF PAYMENTS.

        The Account Bank is subject to Section 6, hereby authorised and directed to receive and hold in the Project Accounts the following funds, moneys and other property, in each case pursuant to Instructions from the Borrower (and the Borrower shall simultaneously deliver a copy of such Instructions to the Agent):

                     (i)     OPERATING ACCOUNT: subject to clause (c) of Section
             4.2 of the Loan Agreement, all amounts received by the Borrower (u) to the extent required pursuant to clause (c) of Section 8.1.7 of the Loan Agreement, in respect of proceeds under policies of insurance maintained by the Borrower, (w) in relation to all proceeds of the sale of Project Output, (x) in relation to all proceeds derived from the exercise of any Hedging Agreement, (y) in relation to the proceeds of all Loans, Capital Contributions and Approved Subordinated Indebtedness, and (z) in connection with the
             Project:

                    (ii) DEBT SERVICE RESERVE ACCOUNT: amounts in respect of the Required Debt Service Reserve Balance, as required to be deposited to the Debt

             Service Reserve Account pursuant to clause (b) of Section 4.3 of the Loan Agreement:

                     (iii) CASH EQUIVALENT INVESTMENTS: all Cash Equivalent Investments acquired by the Account Bank for or in connection with the Project Accounts at the direction of the Borrower and/or the Agent (as appropriate) pursuant to clause (a)(ii) of Section 5, together with all proceeds thereof and other income earned thereon: and

                     (iv) INTEREST: pursuant to clause (h) of Section 4.4 of the Loan Agreement, interest accrued in respect of each of the foregoing amounts.

             (b) ACCOUNT BALANCES. All of the items from time to time standing to the credit of any Project Account are collectively referred to as the "Account Balance" of such Project Account, which term shall include (for the avoidance of doubt and unless otherwise indicated) Cash Equivalent Investments purchased with funds standing to the credit of such Project Account.

             (c) IDENTIFYING PROJECT ACCOUNTS. If any person (other than the Borrower) shall deposit or attempt to deposit any funds, moneys or other property into any Project Account and the Account Bank has not previously been advised by the Borrower (or, after receipt by the Account Bank of an Enforcement Notice, by the Agent) as to the making of such deposit or attempted deposit together with the relevant particulars thereof, the Account Bank will promptly seek confirmation from the Borrower (or, after receipt by the Account Bank of an Enforcement Notice, the Agent) so as to determine the appropriate Project Account into which such amount is to be deposited. If, before the Account Bank's receipt from the Agent of an Enforcement Notice, the Borrower fails to confirm promptly the identity of the appropriate Project Account as aforesaid, or it the Borrower fails to designate the relevant Project Account for any fund, money or other property to be deposited by it or to be deposited on its behalf, then, in either such case, the Account Bank is authorised and directed to accept Instructions from the Agent in determining the appropriate Project Account into which any relevant amount is to be deposited.

             (d) INVESTING FUNDS. The Account Bank will not be required to invest any funds held under this Agreement except as it may be directed to hold Cash Equivalent Investments pursuant to clause(a)(ii) of Section 5.

        SECTION 5.   PAYMENTS FROM PROJECT ACCOUNTS; CASH EQUIVALENT
INVESTMENTS.

             (a) PAYMENTS. Subject to Section 6, the Account Bank is hereby authorised and directed (and the Account Bank hereby agrees) to take the following actions with respect to the Account Balances as directed (prior to receipt from the Agent of a Default Notice or an Enforcement Notice) pursuant to Instructions from the Borrower (and the Borrower shall simultaneously deliver a copy of such Instructions to the Agent):

                     (i) PAYMENTS UNDER LOAN AGREEMENT: prior to receipt from the Agent of a Default Notice, to transfer or pay funds from the Project Accounts for the purposes described in and subject to the requirements of clause (b) of Section 4.1 of the Loan Agreement and clause (c) of Section 4.3 of the Loan Agreement:

                     (ii) INVESTING IN CASH EQUIVALENT INVESTMENTS: prior to receipt from the Agent of a Default Notice and provided that the Account Bank's account terms governing the Project Accounts from time to time permit the investment of balances standing to the credit thereof in Cash Equivalent Investments, to invest the balances standing to the credit of the Project Accounts in, or to sell, transfer or otherwise dispose of, Cash Equivalent Investments (subject to the restrictions contained in clause (f) of Section 4.4 of the Loan Agreement), together with all proceeds thereof and other income earned thereon and all interest and other amounts accruing in respect of the foregoing, and

                     (iii) ACTION FOLLOWING DEFAULT NOTICE: upon receipt from the Agent of a Default Notice but prior to receipt from the Agent of an Enforcement Notice to transfer or pay funds from the Project Accounts, if and only if the relevant Instructions from the Borrower have been countersigned by the Agent and only for the purposes described in clause (e) of Section 4.4 of the Loan Agreement.

        SECTION 6. APPLICATION OF ACCOUNT BALANCES AND CASH EQUIVALENT INVESTMENTS.

        Notwithstanding any prior Instructions received pursuant to Section 5. and subject only to the requirements of Applicable Law, the Account Bank is hereby authorised and directed (and the Account Bank hereby agrees) to take the following actions with respect to all Account Balances (including all Cash Equivalent investments held in any Project Account) as the Agent shall in each case direct:

             (a) GENERAL: upon receipt from the Agent of an Enforcement Notice, to act with respect to the Project Accounts only in accordance with Instructions given by the Agent and from no other person.

             (b) CASH: upon receipt from the Agent of an Enforcement Notice and without prejudice to the provisions of clause (c), withdraw and remit to the Agent or its order (in accordance with directions contained in an Instruction issued by the Agent) all the Account Balances for application by the Agent of the Account Balances against the Borrower's Obligations as contemplated in the Loan Agreement; and

             (c) CASH EQUIVALENTS: upon receipt from the Agent of an Enforcement Notice, sell, liquidate, transfer or otherwise dispose of any Cash Equivalent Investments held in the Project Accounts and to withdraw and remit to the Agent or its order (in accordance with directions contained in an Instruction issued by the Agent) the credit balance and the proceeds resulting therefrom for application by the Agent of such credit balance and proceeds against the Borrower's Obligations as the Agent shall direct (it being understood that any breakage or other costs arising from such sale, etc. shall be solely for the account of the Borrower).

        SECTION 7.   AUTHORISATION OF ACCOUNT BANK.

        For the purpose of enabling the Account Bank to comply with and perform its obligations under this Agreement, each of the Borrower and the Agent hereby irrevocably authorises and empowers the Account Bank to accept Instructions from the Borrower and/or the Agent (all in accordance with the terms and subject to the conditions of this Agreement) in order to: (a) acquire, hold, sell, liquidate, transfer and invest Cash Equivalent Investments hereunder for and on behalf of the Borrower, and hold the same subject to the security granted in favour of the Agent pursuant to the Borrower Security Agreement (Offshore Assets) and (b) endorse, cancel, collect and execute such instruments which may be necessary or advisable to carry out its obligations hereunder and the Borrower agrees to issue such additional Instructions or authorisations or powers and to take all such other actions as may be necessary in furtherance of the provisions of this Agreement.

        SECTION 8.   ROLE OF ACCOUNT BANK.

             (a) SOLE CONTROL: It is understood and hereby accepted and agreed by the Account Bank and the Borrower that, without prejudice to the provisions of Section 6, the Project Accounts shall at all times be operated pursuant to the Instructions of the Borrower and or, as the case may be, the Agent, as provided herein.

             (b) ACCOUNT BANK HAS NO INTEREST: The Account Bank hereby expressly acknowledges and agrees that the Project Accounts and all balances and Cash Equivalent Investments standing to the credit thereof are subject to the security granted by the Borrower in favour of the Agent pursuant to the Borrower Security Agreement (Offshore Assets). The Account Bank further acknowledges that it has no interest in any Project Account or any Account Balance or Cash Equivalent Investment standing to the credit thereof (except as expressly provided in this Agreement) but is merely acting as a holder (and, for the avoidance of doubt, not as a trustee) thereof and (subject to the provisions of Section 12) unconditionally and irrevocably waives any right of set-off, any lien or any other right, express or implied, which it might have in connection with any Project Account or any Cash. Cash Equivalent Investment or other asset standing to the credit of any thereof.

             (c) AFTER DISCHARGE OF OBLIGATIONS: At such time as the Agent shall have delivered Instructions to the Account Bank to the effect that all the Obligations have been paid and performed in full (which Instructions shall be provided promptly by the Agent upon such payment and performance), the Instructions described in Section 5 and 6 and all other Instructions received by the Account Bank from the Agent hereunder shall thereafter be inoperative and of no further force or effect and the Project Accounts shall be maintained and operated (or, at the Borrower's option, closed) solely pursuant to the Instructions of the Borrower.

             (d) RIGHT TO OBTAIN ADVICE: The Account Bank may consult with legal advisers with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in accordance with such advice except if, and to the extent that, the Account Bank shall have been grossly negligent or shall have acted in a manner constituting wilful misconduct, in either case in connection with any such action taken or omitted.

             (e) BORROWER TO REIMBURSE: Upon the request of the Account Bank, the Borrower shall pay to or reimburse the Account Bank for any amounts relating to any transfer taxes or other taxes relating to the Account Balances incurred in connection with this Agreement and shall indemnify and hold the Account Bank harmless from any amounts it is obliged to pay with respect to such taxes.

             (f) CASH EQUIVALENTS: The Account Bank shall not be required to advise any party as to the selling or retaining or taking or omitting any action with respect to any Cash Equivalent Investment or other property deposited hereunder and in any event acts on an "execution only" basis in connection therewith.

             (g) DISPUTES AS TO PAYMENT: In the event of any disagreement between the Borrower and the Agent resulting in adverse claims or demands made on the Account Bank in connection with the Account Balances, or in the event that the Account Bank, acting in good faith, is uncertain as to what action it should take hereunder, the Account Bank shall act on the instructions of the Agent without further question and shall have no further liability to any party when it acts in accordance with such Instructions.

        SECTION 9. ACCOUNT BANK'S ACKNOWLEDGEMENTS, AGREEMENTS AND REPRESENTATIONS AS TO CASH EQUIVALENT INVESTMENTS.

             (a) ACKNOWLEDGMENT: The Account Bank acknowledges that it has received an executed copy of the Borrower Security Agreement (Offshore Assets).

             (b) CASH EQUIVALENT INVESTMENTS: The Account Bank agrees that for so long as this Agreement is in effect:

                     (i) all Cash Equivalent Investments purchased using any portion of the Account Balances shall be identified by the Account Bank in its books and records (by book-entry or otherwise) as being subject to the security interest of the Agent granted pursuant to the Borrower Security Agreement (Offshore Assets).

                     (ii) except for substitutions and withdrawals pursuant to Instructions given by the Borrower and/or the Agent in accordance with this Agreement, the Account Bank will hold to the Agent's order all Cash Equivalent Investments (including all proceeds thereof and all interest, dividends, options and other rights and benefits arising therefrom or attaching thereto (collectively, the "Related Property")) and for such purposes will act (and will cause each of its nominees holding Cash Equivalent Investments to act) as bailee in possession of the Cash Equivalent Investments and the Related Property for and on behalf of the Agent:

                     (iii) other than as provided in clause (b)(ii), the Account Bank will not dispose of or part with possession or control of any of the Cash Equivalent Investments or the Related Property except to the Agent or to one or more persons specified by the Agent, or any other person with the Agent's prior written consent:

                     (iv) the Account Bank will cause all Cash Equivalent Investments to be maintained in a book-entry account of the Account Bank (containing only customers' assets), and

                     (v) the Account Bank will cause all Cash Equivalent Investments constituting negotiable certificates of deposit or commercial paper notes to be registered in the name of the Account Bank or a nominee thereof.

        SECTION 10.     STANDARD OF CARE; INDEMNIFICATION.

             (a) STANDARD OF CARE: The Account Bank undertakes and agrees to use the same care with respect to the safekeeping and handling of the Account Balances (including any Cash Equivalent Investments and Related Property) as the Account Bank uses in respect of property held for its own sole benefit. Subject to the preceding sentence, neither the Account Bank nor any of its affiliates, directors, officers, or employees shall be liable for any action taken or omitted to be taken by it or them hereunder except for its or their own gross negligence or wilful misconduct.

             (b) INDEMNITY: The Borrower shall hold the Account Bank harmless from, and fully indemnify and reimburse the Account Bank for, all claims, liabilities, losses and expenses including reasonable out-of-pocket expenses and legal fees) incurred by the Account Bank in connection with this Agreement, provided that the Account Bank has not acted with gross negligence or wilful misconduct with respect to the events resulting in such claims, liability, loss and expenses. Without limiting the foregoing sentence (and subject to the proviso thereof), the Account Bank shall in no event be liable in connection with the good-faith investment or reinvestment of any moneys held by it hereunder in accordance with this Agreement.

             (c) VERIFICATION: The Account Bank shall not (i) be under any duty to verify (except as expressly set forth herein) that any Instructions received from the Borrower or the Agent are in accordance with the terms of the Borrower Security Agreement (Offshore Assets), the Loan Agreement or any other Loan Document (and any references thereto are solely for the convenience of the Lender Parties and the Borrower),
        (ii) have any responsibility for the intended or eventual purpose or use of any Account Balances (including any Cash Equivalent Investments or Related Property) or any moneys released therefrom, or (iii) have any responsibility for any provision of the Borrower Security Agreement (Offshore Assets) or any other Loan

        Document (except for this Agreement and Instructions and other writings delivered in connection with this Agreement). The Account Bank shall, subject to the provisions of Section 18, be entitled to rely upon any signature or any document, order, judgment, certification, demand notice, instrument or other writing reasonably believed by it to be genuine, and may assume that any person purporting to deliver any writing in connection with the provisions hereof has been duly authorised to do so, whether or not pursuant to the agency provisions of the Loan Agreement or otherwise.

             (d) ENTIRE AGREEMENT: This Agreement expressly sets forth all the duties of the Account Bank with respect to any and all matters pertinent hereto.

        SECTION 11.     INFORMATION.

        The Account Bank agrees that it will, prior to the date which is five
(5) Business Days after the end of each calendar month, deliver to the Borrower and to the Agent a statement (in such detail as the Agent may reasonably request) showing:

             (a) the aggregate amount of all deposits made into, and transfers made to and from, the Project Accounts during such month, and

             (b) (i) the value of the Account Balances as of the last day of such month and (ii) a list of all Cash Equivalent Investments and Related Property held in or in connection with the Project Accounts as of the last day of such month.

        In addition the Account Bank will provide such additional information regarding the Project Accounts and the related Account Balances (including the Cash Equivalent Investments and Related Property) as the Borrower or the Agent may reasonably request from time to time.

        SECTION 12.  LIMITED SET-OFF.

        The Account Bank agrees that it will not exercise any right of set-off or retention or any banker's or other lien whatsoever in respect of any of the Project Accounts arising from any claims it may have against the Borrower or otherwise, other than in respect of any taxes, fees and expenses owing to the Account Bank pursuant to clause (e) of Section 8, Section 13 and clause (g) of
Section 16.

        SECTION 13.  FEES AND EXPENSES.

             (a) FEES: The Account Bank shall receive fees determined in accordance with and payable as specified in the Schedule of Fees attached hereto as Exhibit D (the "Fee Schedule") as the same may be modified from time to time by agreement among the parties hereto.

             (b) REIMBURSEMENT: The Account Bank shall be reimbursed by the Borrower for all reasonable expenses, disbursements and advances incurred or made by the Account Bank in the preparation, administration and enforcement of this Agreement including reasonable legal fees and expenses. The Borrower shall be liable for all payments due from time to time to the Account Bank under this Agreement. In the event of default by the Borrower in the payment of any such fees or expenses the Agent may, at its option, and without being obliged to do so, make any such payment to the Account Bank, and the Account Bank shall receive the same in satisfaction of such amounts due from the Borrower. For the avoidance of doubt the Account Bank may not resign because of any failure by the Borrower to comply with its obligations pursuant to this Section without prior notice to the Agent and acceptance by the Agent of such resignation (such acceptance not to be unreasonably withheld) and the appointment of a successor Account Bank as provided in this Agreement.

        SECTION 14.  NO WAIVER.

             (a) NO WAIVER: No failure or delay on the part of the Agent in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand of any party in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions.

             (b) REMEDIES CUMULATIVE: The remedies provided herein are cumulative and not exclusive of any remedies provided by Applicable Law.

        SECTION 15.    LIENS.

        The Borrower represents and warrants to the Account Bank and the Agent that as of the date hereof, except as set forth herein or in the Borrower Security Agreement (Offshore Assets), there are no liens over any Project Account or any related Account Balance. The Account Bank shall have no responsibility at any time for the ascertainment of the existence or non-existence of any lien over any Project Account or any related Account Balance. The Borrower further undertakes that the Project Accounts shall at all times remain free and clear of all liens, other than liens created in favour of the Agent pursuant to the Loan Documents.

        SECTION 16. REMOVAL AND RESIGNATION OF THE ACCOUNT BANK: CLOSURE OF PROJECT ACCOUNTS.

             (a) REMOVAL: The Account Bank may be removed from its position as such 15 days following, or, in the event of any breach by the Account Bank of the terms of this Agreement, immediately following delivery to the Account Bank of a written instrument delivered to the Account Bank and signed by the Agent (acting at the direction of the Required Lenders and so long as no Default is continuing subject to the consent of the Borrower (such consent not to be unreasonably withheld)) or, so long as no Default is continuing by a written instrument delivered to the Account Bank and signed by the Borrower (subject to the consent of the Agent (which shall have obtained the approval of the Required Lenders)).

             (b) RESIGNATION: The Account Bank may resign at any time upon at least ninety (90) days' prior written notice to the Agent and the Borrower.

             (c) REAPPOINTMENT: Any such removal or resignation referred to in clause (a) or (b) will not be effective until the appointment by the Agent (acting at the direction of the Required Lenders and, so long as no Default is continuing, subject to the consent of the Borrower (such consent not to be unreasonably withheld)) of a successor for the removed or retiring Account Bank (which successor shall be a bank established in such jurisdiction where all actions necessary or, in the reasonable opinion of the Agent, advisable to protect and perfect the security granted over the Project Accounts and all related Account Balances pursuant to the Borrower Security Agreement (Offshore Assets) and maintain the trusts in respect of the Project Accounts created pursuant to this Agreement shall, in each case, have been taken), the acceptance of such appointment by the successor Account Bank and the taking of the steps described in clause (d). The Agent may reasonably withhold its consent to any request by the Borrower to remove the Account Bank if the measures to protect and perfect the security interest and maintain the trusts as described aforesaid shall not have been taken.

             (d) TRANSFER DOCUMENTS: Upon the acceptance of an appointment as Account Bank hereunder by any successor Account Bank such successor Account Bank shall be entitled to receive from the removed or resigning Account Bank such documents of transfer and assignment as such successor Account Bank may reasonably request and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the removed or resigning Account Bank and the removed or resigning Account Bank shall be discharged from its duties and obligations under this Agreement and each other relevant Loan Document. The obligations of the Borrower to the Account Bank and the rights of the Account Bank under clause (e) of Section 8. Sections 10 and 13 and clause (g) of this Section shall survive termination of this Agreement and or the removal or resignation of the Account Bank.

             (e) ACCOUNT CLOSURE: If the Account Balance of the Operating Account and the Debt Service Reserve Account is zero, no Cash Equivalent Investments are credited to or exist in connection with such Project Accounts and the Agent shall have delivered Instructions to the Account Bank to the effect that all the Obligations have been paid and performed in full (which Instructions shall be provided promptly by the Agent upon such payment and performance), the Instructions described in Sections 5 and 6 and all other Instructions received by the Account Bank from the Agent hereunder shall thereafter be inoperative and of no further force or effect and the Project Accounts shall be maintained and operated (or, at the Borrower's option, closed) solely pursuant to the Instructions of the Borrower.

             (f) WIRE TRANSFER OF BALANCES: On removal or resignation of the Account Bank pursuant to clause (a), or, as the case may be, upon the closing of the relevant Project Accounts, the then acting Account Bank shall wire transfer all funds capable of remittance from such Project Accounts and deliver all Account Balances (including

        Cash Equivalent Investments) in such manner as the Agent may at such time direct, subject only to requirements or restrictions imposed by Applicable Law.

             (g) COSTS: All reasonable costs and expenses incurred in connection with the removal or resignation of the Account Bank or the closure of the Project Accounts shall be solely for the account of the Borrower and shall be payable upon the removal or the resignation of the Account Bank or, as the case may be, the closure of the Project Accounts.

        SECTION 17.  SUCCESSORS AND ASSIGNS.

        This Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent and the Account Bank and their respective successors and permitted assigns, except that: (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Account Bank and the Agent (which consent shall be given only upon the direction of the Required Lenders): (b) the Account Bank's rights of transfer and assignment are governed by Section 16: and (c) the rights of sale, assignment and transfer of the Agent and the other Lender Parties are subject to the provisions of the Loan Agreement.

        SECTION 18.  INSTRUCTIONS; FUND TRANSFERS; AUTHORISED SIGNATURES.

             (a) AUTHORISED OFFICER: The Account Bank is authorised to rely and act upon all instructions which comply with the other provisions of this Agreement (including Sections 4, 5 and 6) given or purported to be given by one or more officers or employees of the Borrower or the Agent who are (i) authorised by or in accordance with a board resolution delivered to the Account Bank on or prior to the date hereof pursuant to
        Section 23 or (ii) described as authorised in a certificate delivered to the Account Bank on or prior to the date hereof pursuant to Section 23 (each such officer or employee hereinafter referred to as an "Authorised Officer" and all instructions described in and meeting the requirements of this Section are referred to as "Instructions").

             (b) INSTRUCTIONS, SIGNATURES: The term "Instructions" includes instructions to sell, assign, transfer, deliver, purchase or receive for any of the Project Accounts any and all Cash Equivalent Investments or Related Property or to transfer all or any portion of the Account Balances. "Instructions" also include, and the Account Bank may also rely and act upon, those writings which bear, or purport to bear, the signature or facsimile signature of any of the Authorised Officers if such facsimile signature(s) resemble the facsimile specimen(s) from time to time furnished to the Account Bank by any of such Authorised Officers.

             (c) MEANS OF GIVING INSTRUCTIONS: In addition, and subject to clause(b), "Instructions" also include, and the Account Bank may rely and act upon, communications received by telex, facsimile transmission, bank wire or other teleprocess acceptable to it which the Account Bank believes in good faith to have been given by an Authorised Officer or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Account Bank may specify.

             (d) INABILITY TO VERIFY: The Account Bank shall, except in the case of any action constituting gross negligence or wilful misconduct. incur no liability to the Borrower and/or the Agent or otherwise for having acted in accordance with Instructions on which it is authorised to rely pursuant to the provisions hereof.

             (e) CONTINUING NATURE: Unless otherwise expressly provided, all authorisations and Instructions shall continue in full force and effect until cancelled or superseded by subsequent authorisations or Instructions received by the Account Bank. The Account Bank's authorisation to rely and act upon Instructions pursuant to this clause shall be in addition to, and shall not limit, any other authorisation which the Agent may give to it hereunder.

             (f) TRANSFER INSTRUCTIONS: With respect to written Instructions or Instructions sent by facsimile transmission to transfer funds (including sales and other dispositions of Cash Equivalent Investments or Related Property) from the Project Accounts in accordance herewith (such Instructions hereinafter referred to as "Transfer Instructions"), the security procedure agreed upon for verifying the authenticity of Transfer Instructions is a callback by the Account Bank to any of the persons designated below, whether or not any such person has issued such Transfer Instruction.

                     (i) With respect to Transfer Instructions given by the Borrower pursuant to its authority under this Agreement:

Name Title                                                      Telephone No.
Victor Matfield, Financial Manager                              +27 11 837 0706
David Ashworth, Director                                        +27 11 837 0706
Anthony Wing, Accountant                                        +27 11 837 0706

                     (ii) With respect to Transfer Instructions given by the Agent pursuant to its authority under this Agreement:

Name Title                                                      Telephone No.
Michael Price, Director                                         +44 171 280 5191
David Street, Assistant Director                                +44 171 280 5358
Giles Baynham                                                   +44 171 280 5110

        Alternatively, at the Account Bank's option, the callback may be made to any person designated in the certified resolutions or other certificates or documentation furnished to it by a party in connection with any of the Project Accounts as authorised to issue Transfer Instructions or otherwise transact business with respect to the Project Accounts for that party. The Borrower and the Agent shall implement any other authentication method or procedure or security device reasonably required by the Account Bank with respect to Transfer Instructions at any time or from time to time.

        SECTION 19.  NOTICES.

        Except as otherwise expressly provided herein, all notices and other communications provided to any party hereto under this Agreement shall be in writing and Section 11.2 of the Loan Agreement is hereby incorporated in this Agreement with all necessary consequential changes save that the address of each party for the purposes of this Section shall be the address specified under its signature below. Simultaneously with its delivery of all notices to the Account Bank hereunder, (a) the Borrower shall deliver a copy of each such notice to the Agent and (b) the Agent shall deliver a copy of each such notice to the
Borrower: provided, however, that any failure by the Agent to deliver a copy as aforesaid shall not prejudice its rights or remedies hereunder or under any other Loan Document.

        SECTION 20.  WAIVERS, AMENDMENTS, ETC.

        The provisions of this Agreement may from time to time be amended, modified or waived, provided such amendment, modification or waiver is in writing and consented to by the Borrower, the Account Bank and the Agent (acting with the approval of the Required Lenders, or all the Lenders, as may be required pursuant to the Loan Agreement).

        SECTION 21.  COUNTERPARTS.

        This Agreement may be executed in any number of counterparts, each of which when taken together with the other executed counterparts shall constitute one and the same instrument.

        SECTION 22.  GOVERNING LAW; JURISDICTION; WAIVER OF IMMUNITY.

             (a) LAW: This Agreement and all matters and disputes relating hereto shall by governed by, and construed in accordance with, English law.

             (b) JURISDICTION: Each of the parties hereto irrevocably agrees for the benefit of each of the Lender Parties that the courts of England shall have non-exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the non-exclusive jurisdiction of such courts.

             (c) FORUM: Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts referred to in clause(a) being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum.

             (d) PROCESS AGENT: The Borrower agrees that the process by which any suit, action or proceeding is begun in England and Wales in relation hereto, may be served on it by being delivered to:

             Fleetside Legal Representative Services Limited at
             9 Cheapside
             London EC2V 6AD
             England

             or, if different, its principal place of business for the time being.

             (e) NON-EXCLUSIVE: The submission to the jurisdiction of the courts referred to in clause (a) shall not (and shall not be construed so as to) limit the right of the Lender Parties or any of them to take proceedings relating to this Agreement in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

             (f) WAIVER OF IMMUNITY: To the extent that the Borrower may be entitled in any jurisdiction to claim for itself or its assets, immunity from suit, execution, attachment or other legal process whatsoever, it hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

        SECTION 23.  ADDITIONAL DOCUMENTATION.

        This Agreement (with the exception of Sections 1, 3, 13 and 23) shall not become effective until the Account Bank has provided a notice to the Agent substantially in the form of Exhibit B certifying that the Account Bank has received (or waived any requirement that it receive) the following:

             (a)     As to the Borrower:

                     (i) a certified resolution of its board of directors authorising the making and performance of this Agreement, in such form as may be agreed by the parties hereto, and

                     (ii) a certificate as to the names and specimen signatures of its officers or representatives authorised to sign this Agreement and notices, instructions and other communications hereunder substantially in the form of Exhibit C attached hereto or such other form as may be agreed with the Agent and the Account Bank.

             (b) As to the Agent, a certificate as to the names and specimen signatures of its officers or representatives authorised to sign this Agreement and notices, instructions and other communications hereunder, substantially in the form of Exhibit C attached hereto or such other form as may be agreed between the Agent and the Account Bank.

        SECTION 24.  FURTHER ASSURANCES.

        The Borrower hereby undertakes with the Agent to take such further acts, enter into such other instruments and documents and otherwise perform such actions as may be necessary or advisable or as the Agent may otherwise request to more fully give effect to the terms of this Agreement and the transactions contemplated hereunder.

        SECTION 25.  POWER OF ATTORNEY.

        The Borrower hereby irrevocably and by way of security appoints the Agent as its attorney with full power of substitution and delegation with full authority in its name and on its behalf from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary to accomplish the intent and purposes of this Agreement. The Borrower hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest, and convenants to ratify all acts and things done by such attorney. The power of attorney hereby granted is as regards the Agent and its delegates (and as the Borrower hereby acknowledges) granted irrevocably and for value as part of the security constituted by this Agreement to secure proprietary interests in and the performance of obligations owed to the respective donees within the meaning of the Power of Attorney Act 1971.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective authorised officers on the day and year first above written.

                                         SOCIETE DES MINES DE MORILA S.A.,

                                         By:  /s/ DAVID ASHWORTH
                                            ------------------------------------
                                          Name Printed: DAVID ASHWORTH
                                                       -------------------------
                                          Title:  DIRECTOR
                                                --------------------------------

                                  Address for Notices:

                                                   c/o 5 Press Avenue
                                                   Selby
                                                   Johannesburg
                                                   P.O. Box 82291
                                                   Southdale 2135
                                                   South Africa

                                  Facsimile No.:   27-11-8372232

                                  Attention:       The Financial Director
                                          per pro N M ROTHSCHILD & SONS
                                          LIMITED.
                                          in its capacity as the Agent

                                          By:  /s/ [ILLEGIBLE]
                                            ____________________________________
                                           Name Printed: [ILLEGIBLE]
                                           Title: DIRECTOR
                                                 -------------------------------

                                          By:  /s/ D.W. STREET
                                            ____________________________________
                                           Name Printed: D.W. STREET
                                                        ------------------------
                                           Title: ASSISTANT DIRECTOR
                                                 -------------------------------

                                  Address for Notices:   New Court
                                                         St. Swithin's Lane
                                                         London EC4P 4DU

                                  Facsimile No.: (44) 171-280-5139
                                  Attention: David Street/Giles Baynham

                                          CITIBANK. N.A., as the
                                          Account Bank

                                          By:___________________________________
                                           Name Printed:________________________
                                           Title:_______________________________

                                          Address for Notices:

                                                Global Corporate Banking, Jersey
                                                38 Esplanade
                                                St. Helier
                                                Jersey
                                                Channel Islands JE4 8QB

                                          Facsimile No.: (44) 1534 608297
                                          Attention: David Stanley/Philip Hooper
                                          per pro N M ROTHSCHILD & SONS
                                          LIMITED.
                                          in its capacity as the Agent

                                          By:___________________________________
                                           Name Printed:________________________
                                           Title:_______________________________

                                          By:___________________________________
                                           Name Printed:________________________
                                           Title:_______________________________

                                  Address for Notices:   New Court
                                                         St. Swithin's Lane
                                                         London EC4P 4DU

                                  Facsimile No.: (44) 171-280-5139
                                  Attention: David Street/Giles Baynham

                                          CITIBANK. N.A., as the
                                          Account Bank

                                          By:  /s/ DAVID STANLEY
                                            ____________________________________
                                           Name Printed: DAVID STANLEY
                                                        ------------------------
                                           Title: VICE PRESIDENT
                                                 -------------------------------

                                          Address for Notices:
                                                 Global Corporate Banking Jersey
                                                 38 Esplanade
                                                 St. Helier
                                                 Jersey
                                                 Channel Islands JE4 8QB

                                          Facsimile No.: (44) 1534 608297
                                          Attention: David Stanley/Philip Hooper

                                                                   EXHIBIT A
                                                                      to
                                                                 Project Account
                                                                   Agreement
                                                                   (Offshore)

                                 DEFAULT NOTICE

                  LETTERHEAD OF N M ROTHSCHILD & SONS LIMITED

To:     [ACCOUNT BANK]

Attention: [___________________]

With a copy to: Societe des Mines de Morila S.A.
                [Address for Notices]

RE: PROJECT ACCOUNT AGREEMENT (OFFSHORE), DATED_____________,___________ (THE "AGREEMENT"), AMONG SOCIETE DES MINES DE MORILA S.A., AS THE BORROWER, CITIBANK, N.A., AS THE ACCOUNT BANK AND N M ROTHSCHILD & SONS LIMITED, AS THE AGENT.

Dear Sirs:

        We wish to inform you that a Default under (and as defined in) the Loan Agreement (as defined in the Agreement) has occurred and that upon receipt of this Default Notice, you are no longer authorised to act pursuant to the Borrower's Instructions (as defined in the Agreement) given pursuant to Sections 5 and 6 of the Agreement or otherwise, unless such Instructions have been countersigned by ourselves.

                                     per pro
                                     N M ROTHSCHILD & SONS LIMITED, as the Agent

                                     By:________________________________________
                                       (Authorised Officer of the Agent)
                                        Name Printed:___________________________
                                        Title:__________________________________

                                     By:________________________________________
                                       (Authorised Officer of the Agent)
                                        Name Printed:___________________________
                                        Title:__________________________________

                                                                   EXHIBIT B
                                                                      to
                                                                 Project Account
                                                                   Agreement
                                                                   (Offshore)

                               ENFORCEMENT NOTICE

                  LETTERHEAD OF N M ROTHSCHILD & SONS LIMITED

To:     [ACCOUNT BANK]

Attention: [___________________]

With a copy to: Societe des Mines de Morila S.A.
                [Address for Notices]

RE: PROJECT ACCOUNT AGREEMENT (OFFSHORE), DATED _____________, __________ (THE "AGREEMENT"), AMONG SOCIETE DES MINES DE MORILA S.A., AS THE BORROWER, CITIBANK, N.A., AS THE ACCOUNT BANK AND N M ROTHSCHILD & SONS LIMITED, AS THE AGENT.

Dear Sirs:

        We wish to inform you that an Event of Default under (and as defined in) the Loan Agreement has occurred and that, until you receive Instructions from the Agent to the contrary, you are instructed to act solely in accordance with the Agent's Instructions given pursuant to Section 6 of the Agreement.

                                     per pro
                                     N M ROTHSCHILD & SONS LIMITED, as the Agent

                                     By:________________________________________
                                       (Authorised Officer of the Agent)
                                        Name Printed:___________________________
                                        Title:__________________________________

                                     By:________________________________________
                                       (Authorised Officer of the Agent)
                                        Name Printed:___________________________
                                        Title:__________________________________

                                                                   EXHIBIT C
                                                                      to
                                                                 Project Account
                                                                   Agreement
                                                                   (Offshore)

                                  CERTIFICATE

To:     [ACCOUNT BANK]

Attention: [________________________]

        I, as the ___________ of [Societe des Mines de Morila S.A. (the "Company")/N M Rothschild & Sons Limited (the "Agent")] hereby certify to Citibank, N.A. (the "Bank") that I am duly authorised [pursuant to resolutions dated _______________,__________, duly adopted by the Board of Directors of the Company (attached hereto as Exhibit A)] to give this Certificate and that each of the following officers and employees of the [Company/Agent] is duly authorised to give Instructions, whether in writing, by telephone, by electronic transmission or otherwise, to the Bank with respect to the Operating Account and the Debt Service Reserve Account (collectively, the "Project Accounts") as more particularly described in the Project Account Agreement (Offshore) dated _____________,___________ (the "Project Account Agreement") between the
Bank, Societe des Mines de Morila S.A. and N M Rothschild & Sons Limited. I confirm that each person holds the office or position indicated opposite his name below and has the signature indicated opposite his name below:

Name                          Office                              Signature

        Any person described above shall be considered an "Authorised Officer" for all purposes of the Project Account Agreement with authority to issue Instructions on behalf of the [Company/Agent], and to take all actions and execute all documents on behalf of the [Company/Agent] in connection with the Project Account Agreement.

        In the case of any and every subsequent change in the individual holding any office or position named in this certificate, or in the case of any other change in the officers or employees authorised to give instructions with respect to one or more of the Project Accounts, the undersigned undertakes, on behalf of the [Company/Agent], to certify to the Bank the fact of such change and the name and signature of the new individuals so authorised.

        The Bank shall be entitled to rely and act upon this and any other subsequent certification until it shall receive written notice from the [Company/Agent] of any modification of the authorisation described in such certification.

        Terms for which meanings are provided in the Project Account Agreement are, unless otherwise defined in this certificate, used in this certificate with such meanings.

        IN WITNESS WHEREOF, I have hereunto set may hand this _____________ day of ______________________________________.

                                          ______________________________________

                                          By:___________________________________
                                          Name Printed:_________________________
                                          Title:________________________________

                                                                   EXHIBIT D
                                                                      to
                                                                 Project Account
                                                                   Agreement
                                                                   (Offshore)

                                  FEE SCHEDULE

                        SOCIETE DES MINES DE MORILA S.A.

ACCOUNT FEE - US$20.000 per annum or part thereof, charged monthly in arrears.

BANKING CHARGES - in accordance with the standard fee schedule for transactional services agreed from time to time and as shown below:

_____________________________________________________________________________
o      PAYMENTS                    LEVEL                        PRICE IN USD
_____________________________________________________________________________
Issue Foreign Currency Payment     Structured/Electronic        22.00
_____________________________________________________________________________
                                   Repaired                     32.00
_____________________________________________________________________________
                                   Manual (Exceptional)         60.00
                                   (Fax/Phone/Letter/Telex)
_____________________________________________________________________________
Issue Foreign Currency Payment     Structured/Electronic        32.00
(-Cover Cable)
_____________________________________________________________________________
                                   Repaired                     42.00
_____________________________________________________________________________
                                   Manual (Exceptional)         70.00
                                   (Fax/Phone/Letter/Telex)
_____________________________________________________________________________
Issue Foreign Currency Draft       Structured/Electronic        35.00
_____________________________________________________________________________
                                   Repaired                     45.00
_____________________________________________________________________________
                                   Manual (Exceptional)         70.00
                                   (Fax/Phone/Letter/Telex)
_____________________________________________________________________________
o      BOOK ENTRIES
_____________________________________________________________________________
Internal Transfer                  Structured/Electronic         5.00
_____________________________________________________________________________
                                   Rapaired                     10.00
_____________________________________________________________________________
                                   Manual (Exceptional)         50.00
                                   (Fax/Phone/Letter/Telex)
_____________________________________________________________________________
o      RECEIPTS
_____________________________________________________________________________
Foreign Currency Receipts          SWIFT Credit                  8.00
_____________________________________________________________________________
Foreign Currency Cheque Deposits   Sent on collection           15.00
_____________________________________________________________________________
Foreign Currency Cheque Purchasing Per item (ad valorem)        0.375%
Fee
_____________________________________________________________________________

_____________________________________________________________________________
o      FIXED FEES
_____________________________________________________________________________
Account Maintenance                Per account, per month       40.00
_____________________________________________________________________________

                                                                    EXHIBIT E
                                                                       to
                                                                 Project Account
                                                                    Agreement
                                                                    (Offshore)

                           LETTERHEAD OF ACCOUNT BANK

To:     N M ROTHSCHILD & SONS LIMITED

Attention: [_____________________]

With a copy to: Societe des Mines de Morila S.A.
                [Address for Notices]

RE: PROJECT ACCOUNT AGREEMENT (OFFSHORE), DATED _____________,__________ (THE "AGREEMENT"), AMONG SOCIETE DES MINES DE MORILA S.A., AS THE BORROWER, CITIBANK, N.A., AS THE ACCOUNT BANK AND N M ROTHSCHILD & SONS LIMITED, AS THE AGENT.

Dear Sirs:

        We hereby inform you that we have received (or waived the requirement that we received all of the documentation referred to in Section 23 of the Agreement.

                                          CITIBANK. N.A.

                                          By:___________________________________
                                            (Authorised Officer of the Agent)
                                            Name Printed:_______________________
                                            Title:______________________________